UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)      September 10, 2007
MICHAEL BAKER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)
Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-6627	25-0927646

(Commission File Number)	(IRS Employer Identification No.)

100 Airside Drive Moon Township, Pennsylvania	15108

(Address of Principal Executive Offices)	(Zip Code)
(412) 269-6300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On September 10, 2007, Michael Baker Corporation (the “Company”) issued a press release announcing that the Board of Directors of the Company appointed Craig O. Stuver, 46, acting Chief Financial Officer of the Company (the “CFO”), effective September 10. Mr. Stuver succeeds William P. Mooney who previously resigned. Presently, Mr. Stuver is the Senior Vice President, Corporate Controller, Treasurer and Chief Accounting Officer of the Company, having assumed those responsibilities in 2001. As acting CFO, he will have responsibility for the Company’s accounting, treasury, and tax functions worldwide. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated September 10, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAEL BAKER CORPORATION

By:	/s/ Richard L. Shaw

Richard L. Shaw Chief Executive Officer
Date: September 11, 2007

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Press release dated September 10, 2007.	Filed herewith.